UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 26, 2006
BOWATER INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8712 (Commission File Number)	62-0721803 (IRS Employer Identification No.)
55 East Camperdown Way
P.O. Box 1028
Greenville, South Carolina 29602
(Address of principal executive offices) (Zip Code)
(864) 271-7733
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements And Exhibits
(c)	Exhibits.

99.1	Press Release of Bowater Incorporated dated October 26, 2006
     On October 26, 2006 Bowater Incorporated issued a press release announcing financial results for the three months ended September 30, 2006, a copy of which is attached hereto as Exhibit 99.1.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOWATER INCORPORATED
(Registrant)

Date: October 26, 2006	By:	/s/ William G. Harvey

	Name:	William G. Harvey
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBITS
99.1	Press release issued by Bowater Incorporated on October 26, 2006